EXHIBIT 99.1

Dry Creek Rancheria Band of Pomo Indians

AN ORDINANCE OF THE DRY CREEK RANCHERIA BAND OF POMO INDIANS
AMENDING AND RESTATING ORDINANCE # 07-05-19-FEE-FOR-SERVICE-002 AND
ADOPTING A MASTER UTILITIES ORDINANCE

ORDINANCE # 08-07-19-001

CHAPTER I: TITLE AND PURPOSE

Section 1.  Short Title.

This Ordinance shall be known as the “Dry Creek Master Utilities Ordinance of 2008.”

Section 2.  Statement of Purpose.

This Ordinance is adopted by the Dry Creek Rancheria Band of Pomo Indians, pursuant to its inherent powers as a sovereign, federally recognized Indian tribe.  This Ordinance does not constitute a general waiver of tribal sovereign immunity.  This Ordinance shall be strictly construed to provide the exclusive process for provision of various municipal services, including but not limited to water, wastewater treatment, road use, gas line use, electricity use, and sanitation service, and the imposition and collection of Tribal fees for such governmental services.

This Ordinance amends and restates in its entirety the Dry Creek Tribal Fee-for-Service Code of 2007, Ordinance # 07-05-19-Fee-for-Service-002.

CHAPTER II: DEFINITIONS

The following Definitions shall apply to all sections of this Ordinance unless explicitly stated otherwise.

“Board of Directors” means the body elected by the Tribal Council from its membership and in which all powers and responsibilities that are vested in the Tribal Council may be delegated pursuant to Article IV of the Tribe’s Articles of Association.

“Bonds” means the Tribe’s Public Improvement Revenue Bonds, Series 2008.

“Business” means any Person engaged in an activity with the object or result of gain, benefit or advantage for the Person so engaged, either directly or indirectly and, where appropriate to the context in which the term is used, the activity itself.

“Costs” means the cost of construction, the cost of maintenance, the cost of acquisition of all property, including real property or other property, both real and personal and improved and unimproved, the cost of demolishing, removing or relocating any buildings, structures, roads, or bridges on lands so acquired, including the cost of acquiring any lands to which such buildings or structures may be moved or relocated, the cost of all systems, facilities, machinery, apparatuses and equipment, financing charges, including debt service on the Bonds, interest prior to, during and after construction to the extent not paid or provided for from revenues or other sources, the cost of engineering and architectural surveys, plans and specifications, the cost of consultants’ and legal services, the cost of lease guarantee or bond insurance, the cost of Tribal fees and expenses, other expenses necessary or incidental to the construction of any building or infrastructure, including all roads, bridges and utilities, and the financing of the construction thereof, including cost of administration and management by the Tribe and cost of insurance or sureties for the construction period from the proceeds of the Bonds and the financing of the startup, testing, accepting and placing of any building or infrastructure in operation, including reimbursement to any municipality, agency of the State of California, the State of California, the United States government, or any other person for expenditures that would be costs of such building or infrastructure hereunder had they been made directly by the Tribe.

“Finance Committee” means the Dry Creek Rancheria Finance Committee.

“Gaming Business” means the conduct of any and all activities by the Tribe that are or were defined as Class II or Class III Gaming under IGRA or any gaming activity authorized under any Compact by, through or on behalf of the Tribe, and related non-gaming activities including, but not limited to, entertainment, food and beverage and hospitality services.

“Gaming Project” means the Gaming Business of the Tribe or any affiliate of the Tribe conducted at the River Rock Casino and its ancillary structures and any expansions, replacements or improvements thereto.

“Government Service” means wastewater treatment service, water service, road use and maintenance service and related infrastructure including hillside stabilization and drainage works, gas service and related infrastructure, electricity service and related infrastructure, telecommunications transmission service and related infrastructure, and sanitation service.

“Indenture” means the Indenture between the Dry Creek Rancheria Band of Pomo Indians and Wells Fargo Bank, N.A., as Trustee, dated as of                        , 2008.

“Master Utilities Fee” means a comprehensive municipal services fee that shall be comprised of the Wastewater Treatment Fee, the Water Fee, the Road Use Fee, the Gas Line Use Fee, the Electricity Use Fee, the Telecommunications Use Fee, the Sanitation Services Fee, and other miscellaneous utilities fees imposed under this Ordinance.

“Other Tribal Indian Country” means lands legally held by the United States of America in trust for the benefit of the Tribe and land owned by the Tribe that otherwise satisfies the definition of “Indian country” under 18 U.S.C. § 1151.

“Operating Expenses” means the expenses reasonably incurred or to be incurred by the Tribe in connection with the operation of the Master Utilities, including, without limitation, all reasonable costs of operating, maintaining, or repairing the Master Utilities as may be necessary or proper to maintain the Master Utilities in satisfactory working condition, fees and expenses reasonably incurred or to be incurred by the Tribe payable by the Tribe to other Persons in connection with providing municipal services to Users of the Master Utilities during any period such services cannot be provided by the Tribe through the Master Utilities, all fees paid by the Tribe to other parties in connection with the operation of the Master Utilities, auditing fees, legal fees, engineering fees, financial advisory fees, office expenses, general administrative and management expenses, provided, however, that Operating Expenses shall not include depreciation on the Master Utilities or any other non-cash charge, interest or principal on the Bonds.

“Person” includes but is not limited to any individual, firm, limited liability company, partnership, joint venture, association, social club, fraternal organization, corporation, estate, trust, business trust, receiver, assignee for the benefit of creditors, trustee, trustee in bankruptcy, syndicate, the United States, the State of California, any county, city and county, municipality, district, or other political subdivision of the State of California, joint powers authority, another state or its political subdivisions, the Tribe, or any of its political subdivisions or unincorporated instrumentalities including, without limitation, the River Rock Entertainment Authority, or any other group or combination acting as a unit.

“Rancheria” or “Reservation” means the Indian lands near Geyserville, California, legally held by the United States of America in trust for the benefit of the Tribe and commonly known as the Dry Creek Rancheria.

“Tribal Council” means the governing body of the Tribe, as set forth in Article IV of the Tribe’s Articles of Association.

“Tribal Court” means the Dry Creek Rancheria Tribal Court.  If the Tribe has not established a formal tribal court, then the Board of Directors shall be deemed the Tribal Court.

“Tribal Taxing Authority” means the Finance Committee or such successor taxing authority as the Board of Directors may establish.

“Tribe” means the Dry Creek Rancheria Band of Pomo Indians, a federally recognized Indian tribe.

“User” means the Gaming Project and such other Person or Business that uses or benefits from the provision by the Tribe of a Government Service and that the Tribe determines shall be subject to this Ordinance.

CHAPTER III: WASTEWATER TREATMENT FEE

Section 1.  Definitions.

Lateral Sewer.  The portion of a sewer connecting a building sewer to the main sewer.

Main.  A water line designed or used to serve more than one premises.

Main Sewer.  The pipe or conduit intended to carry wastewater or waterborne waste from homes, business, and industries to the treatment works.

Public Sewer.  A common sewer controlled by the Board of Directors, other governmental agency or public utility.

Sewage.  The spent water of a community or the waterborne wastes received from human habitation and use of premises for residential, business, institutional, and industrial purposes.

Sewer.  A pipe or conduit that carries wastewater or drainage water.  Unless otherwise qualified, the word “sewer” when used in this Ordinance shall be taken to mean any sewer located within the Rancheria or Other Tribal Indian Country or any land owned by the Tribe and which is maintained by the Tribe.

Wastewater.  Any waste and water, whether treated or untreated, discharged into or permitted to enter a sewer.

Water meter.  A device that measures the volume of water, or the rate of flow of water.

Section 2.  Wastewater Treatment Fee.

There is hereby imposed on any User that releases sewage and/or wastewater into any sewer located on the Rancheria or Other Tribal Indian Country or any land owned by the Tribe a wastewater treatment fee (“Wastewater Treatment Fee”).  Each User shall be assessed a fee for actual wastewater services rendered and the cost of providing wastewater services to the User.  Such fee shall be determined by the Tribal Taxing Authority in accordance with Chapter X of this Ordinance.

Section 3.  Wastewater Volume Determination.

a.               Metered water supply.  The total amount of water used from all sources shall, at the request of the Tribal Taxing Authority, be determined by means of a water meter, installed and maintained at the expense of the User and approved by the Tribal Taxing Authority.

b.              Estimated wastewater volume for Users without source meters.  For Users where, in the opinion of the Tribal Taxing Authority, it is unnecessary or impractical to install water meters, the quantity of wastewater shall be based upon an estimate prepared by an engineer engaged by the Tribal Taxing Authority.  This estimate shall be based upon a rational determination of the wastewater discharged and may consider such factors as the seating capacity, population equivalent, annual production of goods and services, etc.  If a User is dissatisfied with the Tribal Taxing Authority’s estimated wastewater volume, then the User may object in writing to the Tribal Taxing Authority, and the User may install a meter or meters of a type and at a location approved by the Tribal Taxing Authority and at the User’s expense.  Such meters shall be tested for accuracy at the expense of the User when deemed necessary by the Tribal Taxing Authority.

Section 4.  Account Adjustments.

In those cases where it can be shown to the satisfaction of the Tribal Taxing Authority that a portion of the water measured by all meters of the User does not enter the sewage system of the Tribe, and if it is impractical or uneconomical, in the eyes of the Tribal Taxing Authority, to require the User to install a sewage flow meter, the Tribal Taxing Authority may estimate the quantity of water that does not enter the sewage system of the Tribe and deduct this amount from the total quantity of water indicated to be used by meters on all sources, and the resulting quantity of water shall be used to determine the wastewater treatment fee.

Section 5.  Delinquencies.

Charges rendered for any period of service become delinquent thirty (30) days after billing date.

CHAPTER IV: WATER FEE

Section 1.  Definitions.

Water.  Any water furnished by the Tribe for consumption and human habitation.

Pipeline.  A pipe or conduit that carries water.

Water meter.  A device that measures the volume of water or the rate of flow of water.

Section 2.  Water Fee.

There is hereby imposed on any User that consumes water on the Rancheria or Other Tribal Indian Country or any land owned by the Tribe a water fee (“Water Fee”).  Each User shall be assessed a fee for actual water services rendered and the cost of providing water services to the User.  Such fee shall be determined by the Tribal Taxing Authority in accordance with Chapter X of this Ordinance.

Section 3.  Water Volume Determination.

a.  Meter water supply.  The total of water used from all sources shall, at the request of the Tribal Taxing Authority, be determined by means of a water meter, installed and maintained at the expense of the User and approved by the Tribal Taxing Authority.

b.  Estimated water volume for Users without source meters.  For Users where, in the opinion of the Tribal Taxing Authority, it is unnecessary or impractical to install water meters, the quantity of water shall be based upon an estimate prepared by an engineer engaged by the Tribal Taxing Authority.  This estimate shall be based upon a rational determination of the water used and may consider such factors as the seating capacity, population equivalent, annual production of goods and services, etc.  If a User is dissatisfied with the Tribal Taxing Authority’s estimated water volume, then the User may object in writing to the Tribal Taxing Authority, and the User may install a meter or meters of a type and at a location approved by the Tribal Taxing Authority and at the User’s expense.  Such meters shall be tested for accuracy at the expense of the User when deemed necessary by the Tribal Taxing Authority.

Section 4.  Account Adjustments.

In those cases where it can be shown to the satisfaction of the Tribal Taxing Authority that a portion of the water measured by all meters of the User does not enter the pipeline system of the Tribe, and if it is impractical or uneconomical, in the eyes of the Tribal Taxing Authority, to require the User to install a pipeline flow meter, the Tribal Taxing Authority may estimate the quantity of water that does not enter the pipeline system of the Tribe and deduct this amount from the total quantity of water indicated to be used by meters on all sources, and the resulting quantity of water shall be used to determine the wastewater treatment fee.

Section 5.  Delinquencies.

Charges rendered for any period of service become delinquent thirty (30) days after billing date.

CHAPTER V: ROAD USE FEE

Section 1.  Road Use Fee.

There is hereby imposed on Users a fee for the use of Reservation roads and roads on any other land owned by the Tribe which are maintained by the Tribe and the cost of providing road services, including maintenance and hillside stabilization and drainage works, to the User (“Road Use Fee”).  Each User shall be assessed a fee for actual road services rendered and the cost of providing road services to the User.  Such fee shall be determined by the Tribal Taxing Authority in accordance with Chapter X of this Ordinance.

CHAPTER VI: GAS LINE USE FEE

Section 1.  Gas Line Use Fee.

There is hereby imposed on Users a fee for use of the Tribe’s gas line and accompanying infrastructure and the cost of providing gas line services, including maintenance, to the User (“Gas Line Use Fee”).  Each User shall be assessed a fee for actual gas line services rendered and the cost of providing gas line services to the User.  Such fee shall be determined by the Tribal Taxing Authority in accordance with Chapter X of this Ordinance.

Section 2.  Gas Volume Determination.

a.  Meter gas supply.  The total of gas used from all sources shall, at the request of the Tribal Taxing Authority, be determined by means of a gas meter, installed and maintained at the expense of the User and approved by the Tribal Taxing Authority.

b.  Estimated gas volume for Users without source meters.  For Users where, in the opinion of the Tribal Taxing Authority, it is unnecessary or impractical to install gas meters, the quantity of gas shall be based upon an estimate prepared by an engineer engaged by the Tribal Taxing Authority.  This estimate shall be based upon a rational determination of the gas used and may consider such factors as the seating capacity, population equivalent, annual production of goods and services, etc.  If a User is dissatisfied with the Tribal Taxing Authority’s estimated gas volume, then the User may object in writing to the Tribal Taxing Authority, and the User may install a meter or meters of a type and at a location approved by the Tribal Taxing Authority and at the User’s expense.  Such meters shall be tested for accuracy at the expense of the User when deemed necessary by the Tribal Taxing Authority.

Section 4.  Delinquencies.

Charges rendered for any period of service become delinquent thirty (30) days after billing date.

CHAPTER VII: ELECTRICITY USE FEE

Section 1.  Electricity Use Fee.

There is hereby imposed on Users a fee for the use of the Tribe’s electricity and accompanying infrastructure and the cost of providing electricity services, including maintenance, to the User (“Electricity Use Fee”).  Each User shall be assessed a fee for electricity services rendered and the cost of providing electricity services to the User.  Such fee shall be determined by the Tribal Taxing Authority in accordance with Chapter X of this Ordinance.

Section 2.  Electricity Volume Determination.

a.  Meter electricity supply.  The total of electricity used from all sources shall, at the request of the Tribal Taxing Authority, be determined by means of an electricity meter, installed and maintained at the expense of the User and approved by the Tribal Taxing Authority.

b.  Estimated electricity volume for Users without source meters.  For Users where, in the opinion of the Tribal Taxing Authority, it is unnecessary or impractical to install electricity meters, the quantity of electricity shall be based upon an estimate prepared by an engineer engaged by the Tribal Taxing Authority.  This estimate shall be based upon a rational determination of the electricity used and may consider such factors as the seating capacity, population equivalent, annual production of goods and services, etc.  If a User is dissatisfied with the Tribal Taxing Authority’s estimated electricity volume, then the User may object in writing to the Tribal Taxing Authority, and the User may install a meter or meters of a type and at a location approved by the Tribal Taxing Authority and at the User’s expense.  Such meters shall be tested for accuracy at the expense of the User when deemed necessary by the Tribal Taxing Authority.

Section 3.  Delinquencies.

Charges rendered for any period of service become delinquent thirty (30) days after billing date.

CHAPTER VIII: TELECOMMUNICATIONS USE FEE

Section 1.  Telecommunications Use Fee.

There is hereby imposed on Users a fee for the use of the Tribe’s telecommunications and accompanying infrastructure and the cost of providing telecommunications transmission services, including maintenance, to the User (“Telecommunications Use Fee”).  Each User shall be assessed a fee for telecommunications services rendered and the cost of providing telecommunications services to the User.  Such fee shall be determined by the Tribal Taxing Authority in accordance with Chapter X of this Ordinance.

Section 2.  Delinquencies.

Charges rendered for any period of service become delinquent thirty (30) days after billing date.

CHAPTER IX: SANITATION SERVICES FEE

Section 1.  Sanitation Services Fee.

There is hereby imposed on Users a fee for sanitation services provided by the Tribe (“Sanitation Services Fee”).  Each User shall be assessed a fee for actual sanitation services rendered and the cost of providing sanitation services to the User.  Such fee shall be determined by the Tribal Taxing Authority in accordance with Chapter X of this Ordinance.

Section 2.  Sanitation Volume Determination.

The fees for sanitation services shall be determined based on the actual volume of refuse collected from each User subject to the record-keeping of the Tribal Taxing Authority.

Section 3.  Delinquencies.

Charges rendered for any period of service become delinquent thirty (30) days after billing date.

CHAPTER X: AMOUNT OF FEES

Section 1.  Annual Service Fees Amount.

The Tribe shall adopt an annual budget at least 5 days prior to the commencement of each fiscal year, which budget shall provide for a Master Utilities Fee in an amount (the “Annual Service

Fees Amount”) sufficient to fund all Costs and Operating Expenses related to the provision of Government Services hereunder.  Such budget must be provided to the Gaming Project’s board and management for comment prior to adoption. Upon enactment of this Ordinance, the budget for utility services previously established by the Board of Directors, after conferring with the Finance Committee, and adopted by the Tribe for the current fiscal year is deemed the initial budget, which initial budget shall be subject to adjustment upon issuance of the Bonds.

Section 2.  Billing and Collection.

The Tribe shall bill and collect from each User by the fifteenth (15th) of each month an amount equal to such User’s allocated portion of one-twelfth (1/12th) of the Annual Services Amount (the “Monthly Services Fees Amount”) directly related to the provision of such Government Services for such fiscal year; provided that for so long as the Bonds are outstanding the Master Utilities Fee collected from the Gaming Project shall be deposited in the Pledged Revenues Fund under the Indenture.  The Master Utilities Fee charged each month to the Gaming Project shall in no event be less than one-twelfth (1/12th) of  the debt service on the Bonds due in such fiscal year.  To the extent that the Master Utilities Fees from all Users exceed Costs and Operating Costs, then the Gaming Project shall receive a credit in the form of a reimbursement payment by the Tribe for any Master Utilities Fee paid by the Gaming Project that is in excess of the Gaming Projects allocable use of the Government Services. Any Master Utilities Fee billed to Users other than the Gaming Project shall be paid directly to the Tribe.

Section 3.  Evaluation of Fees.

The Tribe shall no less frequently than each fiscal quarter evaluate the sufficiency of the Master Utilities Fee to pay all upcoming Costs and Operating Expenses.  If the Tribe determines that the Master Utilities Fee is insufficient to cover upcoming Costs and Operating Expenses, the Tribe shall promptly adjust the Annual Service Fees Amount in the budget to meet such needs.

CHAPTER XI: PAYMENT AND PROCEDURAL MATTERS

Section 1.  Payment.

Each User shall pay a Master Utilities Fee as required under this Ordinance.  Failure to pay the Master Utilities Fee as required herein shall render a User liable to the Tribal Taxing Authority.

Section 2.  Civil Action for Fee and Penalty.

In any case of failure of any User to pay the Master Utilities Fee or penalty when due under this Ordinance, after a demand for payment by the Tribal Taxing Authority, the Tribe may recover in a civil action of debt the amount of such Master Utilities Fee and penalty, and the Tribal Taxing Authority is hereby authorized to bring such an action against a User on behalf of the Tribe in Tribal Court or, in the case of any User other than the Tribe or an instrumentality or agency or department of the Tribe, in Tribal Court or in any court of competent jurisdiction.

Any User subject to a Master Utilities Fee under this Ordinance who fails to pay the Master Utilities Fee when due shall be subject to a penalty of ten percent (10%) for the first year or part thereof, and six percent (6%) for each additional year or part thereof.

The rate of penalties and interest may be adjusted by the Tribal Taxing Authority.

Section 3.  Preservation of Records.

Every User subject to a Master Utilities Fee under this Ordinance shall maintain books and records in connection with such Master Utilities Fee for three (3) years from date of payment.  Such three year period shall constitute thirty-six (36) consecutive months, beginning with the month including the date on which the Master Utilities Fee becomes applicable to such User.

The burden to maintain books and records is upon the User.  If the User does not maintain books and records, or does not maintain adequate books and records, the Tribal Taxing Authority may use other methods to reconstruct any Master Utilities Fee.  The Tribal Taxing Authority shall not act in an arbitrary and capricious manner in so doing.

In the absence of books and records, or if such books and records are inadequate, the determination of the Master Utilities Fee by the Tribal Taxing Authority shall be presumed correct.

Section 4.  Overpayment.

If it shall appear subsequent to the receipt of a Master Utilities Fee by the Tribal Taxing Authority that an amount of Master Utilities Fee, penalty or interest has been paid which was not due or was greater than that required to be paid under the provisions of this Ordinance, whether as a result of a mistake of fact or of law, then such amount shall be credited against any additional Master Utilities Fee due, or to become due, under this Ordinance from the Person who made the overpayment, or such amount shall be refunded to such Person by the Tribal Taxing Authority, provided that a claim for refund shall be filed with the Tribal Taxing Authority within three (3) years of collection of the overpayment by the Tribal Taxing Authority or said claim shall be forever barred.  Such three year period shall constitute thirty-six (36) consecutive months, beginning with the month including the date on which the Master Utilities Fee becomes due.

Section 5.  Tribal Taxing Authority.

a.               Authority.  The Tribal Taxing Authority shall administer and enforce the provisions of this Ordinance.  The Tribal Taxing Authority shall act as a department of the Tribe’s government for this purpose and shall exercise all of the powers of the Tribe’s government necessary or convenient to the administration and enforcement of this Ordinance, provided that in all events the Tribal Taxing Authority shall report to and take direction from the Board of Directors.

b.              Powers.  In order to administer and enforce the provisions of this Ordinance, the Tribal Taxing Authority shall have the following powers:

(i)  To appoint one or more officials to act as service fee officials and to specify that said officials have the right to assess and collect the Master Utilities Fee according to regulations adopted by the Tribal Taxing Authority and approved by the Board of Directors as provided herein.

(ii)  To adopt regulations governing fee-payer reporting responsibilities, procedures for enforcing compliance with reporting responsibilities, procedures for assessing Master Utilities Fee liability, procedures for collecting Master Utilities Fees that are due but unpaid, and procedures for remitting collected Master Utilities Fees to the Tribe.  Said regulations shall only become effective days after the Tribal Taxing Authority provides a copy of the proposed regulations to the Board of Directors for its approval.  If the Board of Directors disapproves any portion of the proposed regulations, it shall specify its objections and explain how the regulation can be changed to meet its approval.  If the Tribal Taxing Authority makes the requested changes, the regulations may be resubmitted for the Board of Directors’ approval.

(A)  Such regulations shall, at a minimum, provide the fee-payer with prior notice of assessed Master Utilities Fee liability and an opportunity for a hearing before the Tribal Taxing Authority.  All hearing decisions of the Tribal Taxing Authority shall be final for the Tribe.

(B)  Such regulations shall protect the fee-payer from paying both state or local fees with respect to the same services, if any such fee is demanded, by providing a procedure whereby fee-payer can establish to the satisfaction of the Tribal Taxing Authority that it has done everything legally required under State and local law to exempt its use of such services from state and local fees and that the State authorities nevertheless have assessed and demanded payment of the fee with respect to the service.  If the taxpayer makes such a showing within reasonable time limits established by the Tribal Taxing Authority’s regulations, the Tribal Taxing Authority, at its option, shall waive the Master Utilities Fee, refund the Master Utilities Fee if already collected or enter an agreement with the fee-payer under which the fee-payer assigns its rights to the Tribal Taxing Authority and the Tribal Taxing Authority agrees to indemnify and hold the fee-payer harmless from any costs associated with opposing the State or local authorities in order that the Tribal Taxing Authority can legally challenge the

State’s or local authority’s jurisdiction to impose its fee with respect to the services; provided, however, that in no instance shall the amount payable be less than the amount set forth in Chapter X, Section 2 of this Ordinance.

(C)  One means of collecting Master Utilities Fees that are due but unpaid is to set off the uncollected Master Utilities Fees against any debts owed by the Tribal Taxing Authority or the Tribe or any branch of the Tribe’s government to the fee-payer.  The Tribal Taxing Authority will adopt regulations that include procedures for implementing such a set off.  For purposes of collecting such Master Utilities Fees only and only to the extent necessary for that purpose, the Tribe assigns to the Tribal Taxing Authority any debts that it now owes or may incur in the future to any fee-payer.

(iii)  To take any other action necessary to administer or enforce this Ordinance, including filing in its own name or the Tribe’s name in any court of competent jurisdiction to collect Master Utilities Fees that are due but unpaid; provided that this power does not expressly or impliedly waive the Tribe’s or the Tribal Taxing Authority’s sovereign immunity from suit or subject the Tribal Taxing Authority or the Tribe to any cross-claim, counter-claim, third party claim, or other countersuit; and provided further, however, that nothing herein shall be construed or interpreted to prevent the enforcement of any security interest in a pledge of the Master Utilities Fee validly granted by the Tribe.

(iv)  To pledge or otherwise encumber any or all of the Master Utilities Fee as security for loan or other indebtedness, including debt securities, of the Tribe or any affiliate of the Tribe.

CHAPTER XII: EFFECTIVE DATE AND AMENDMENTS

This Ordinance shall become effective as of July 19, 2008 upon approval of the Tribe in accordance with its Articles of Association and shall remain in effect, as it may be amended from time to time, until repealed by the Tribe.  This Ordinance supersedes other Tribal laws governing the process for provision of municipal services and the imposition and collection of Tribal fees for such governmental services.  The Board of Directors shall have the authority, hereby delegated to it by the Tribal Council, to amend this Ordinance in the interest of the Tribe and in furtherance of the purpose of this Ordinance.

CHAPTER XIII: REPEALER

Any laws, resolutions or other actions of the Tribe or any of its officers, employees, or agents, whether written or established by custom and tradition, that are in conflict with the terms of this Ordinance (other than any provision of the Articles of Association) are hereby to such extent repealed and annulled.  This Ordinance shall supersede any prior or currently existing laws, resolutions or other actions of the Tribe (other than any provision of the Articles of Association) that are contrary to the provisions of this Ordinance.

CHAPTER XIV: SEVERABILITY

If any one or more of the provisions contained in this Ordinance shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed severable from the remaining provisions contained in this Ordinance and such invalidity, illegality or unenforceability shall not affect any other provision of this Ordinance and this Ordinance shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein, as the case may be.

CERTIFICATION

The undersigned hereby certify that the foregoing ordinance was duly enacted by the vote of the Tribal Council of Dry Creek Rancheria Band of Pomo Indians by an overwhelming majority vote, with 0 against, and 0 abstentions, at a duly held Special General Meeting of the Tribal Council on Saturday,  19th July, 2008, and that this ordinance has not been amended in any manner.

ATTEST

/s/ Harvey Hopkins	7/19/08
Harvey Hopkins, Chairman	Date

/s/ Margie Rojes	7/19/08
Margie Rojes, Secretary/Treasurer	Date